Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

TOBAM EMERGING MARKETS FUND

Class A

Class C

Class I

OF

FUNDVANTAGE TRUST

(the “Trust”)

Supplement dated August 29, 2022, to the TOBAM Emerging Markets Fund’s (the “Fund”) Prospectus dated February 1, 2022, as may be amended or supplemented from time to time.

This information in this supplement updates and amends certain information contained in the Prospectus for the Fund and should be read in conjunction with such document.

Effective August 1, 2022, the Fund changed its primary benchmark from the Morgan Stanley Capital International Emerging Markets Net Total Return Index (“MSCI® EM Net TR Index”) to the Bloomberg Emerging Markets Large & Mid Cap Net Return Index.

The first and second paragraphs of “Summary of Principal Investment Strategies” in the “Risk/Return Summary” section of the Prospectus are revised as follows:

Summary of Principal Investment Strategies

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Fund considers emerging market countries to be all countries represented in the Bloomberg Emerging Markets Large & Mid Cap Net Return Index. The Bloomberg Emerging Markets Large & Mid Cap Net Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The constituents that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. The Fund may invest in equity securities of companies with any market capitalization as well as preferred stock, exchange-traded funds (ETFs) and the securities of real estate investment trusts (REITs).

The Adviser seeks to achieve its investment objective by investing in a diversified portfolio of various risk metrics by applying a systematic, quantitative investment approach. This investment approach designed to identify securities of emerging market issuers included in the Bloomberg Emerging Markets Large & Mid Cap Net Return Index that have the lowest possible correlation to each other for inclusion in the Fund’s portfolio. The Adviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices. The Fund’s portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure. As a result of the Adviser’s stock selection and portfolio construction methodologies, the Fund may hold both growth-oriented and value-oriented securities.

The “Country, Industry and Market Sector Risk” principal risk in the “Risk/Return Summary” section of the Prospectus is revised as follows:

●	Country, Industry and Market Sector Risk: The Fund may significantly overweight or underweight, relative to the Bloomberg Emerging Markets Large & Mid Cap Net Return Index (the Fund’s benchmark index), certain countries, companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

The first paragraph of “Performance Information” and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of the Prospectus are revised as follows:

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in Class I shares of the Fund for the past four calendar years and show how the Fund’s average annual total returns for one year, and since inception, before and after taxes, compare with those of the Bloomberg Emerging Markets Large & Mid Cap Net Return Index, a broad measure of the equity market performance of emerging markets. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund toll-free at (844) 282-6161.

TOBAM Emerging Markets Fund Class I Shares Average Annual Total Returns for the Period ended December 31, 2021	1 Year	Since Inception (April 25, 2017)
Return Before Taxes	(5.53)%	5.47%
Return After Taxes on Distributions[1]	(5.62)%	4.78%
Return After Taxes on Distributions and Sale of Shares	(2.93)%[2]	4.04%
Bloomberg Emerging Markets Large & Mid Cap Net Return Index (reflects no deduction for fees or expenses)[3]	0.06%	9.03%
MSCI® EM Net TR Index (reflects no deduction for fees or expenses)[3]	(2.54)%	7.44%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns shown are for Institutional Class shares; after-tax returns for Class A and Class C shares will vary.

[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant period.
[3]	Effective August 1, 2022, the Fund’s primary benchmark changed from the MSCI® EM Net TR Index to the Bloomberg Emerging Markets Large & Mid Cap Net Return Index, which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The constituents that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. The Adviser believes that the new primary benchmark more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information. The MSCI® EM Net TR Index is an unmanaged index that is a free float-adjusted, market capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East. You cannot invest directly in any index.

The second, fourth and fifth paragraphs of “Additional Information About the Fund’s Investment Strategies” in the “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” section of the Prospectus are revised as follows:

The Fund seeks long-term capital appreciation. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. The Fund’s investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the Board of Trustees, upon 60 days’ prior notice to shareholders. The Fund considers emerging market countries to be all countries represented in the Bloomberg Emerging Markets Large & Mid Cap Net Return Index. The Bloomberg Emerging Markets Large & Mid Cap Net Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The constituents that make up the index are selected on the basis of size, liquidity and free-float capital freely available for trading on a regulated market. The Fund invests principally in common stocks, but its equity investments also may include preferred stocks, including those purchased in initial public offerings (“IPOs”) or shortly thereafter.

The Adviser seeks to achieve its investment objective by investing in a diversified portfolio of various risk metrics by applying a systematic, quantitative investment approach. This investment approach designed to identify securities of emerging market issuers included in the Bloomberg Emerging Markets Large & Mid Cap Net Return Index that have the lowest possible correlation to each other for inclusion in the Fund’s portfolio. The Adviser uses its patented Anti-Benchmark® Maximum Diversification® model to construct a portfolio consisting of securities of emerging market issuers that it believes offers the most diversification potential and avoids the concentration risk that exists in traditional market capitalization-weighted indices. The Fund’s portfolio managers focus on stock selection as opposed to making proactive decisions as to country, industry or sector exposure. As a result of the Adviser’s stock selection and portfolio construction methodologies, the Fund may hold both growth-oriented and value-oriented securities.

The Adviser considers whether a security is diversifying in relation to the rest of the Fund’s portfolio, and its inclusion in the Fund’s portfolio is based primarily on the determination of whether the security has low correlation with the other securities in the investment universe which are included in the portfolio. The Adviser seeks to construct a well-diversified portfolio of emerging market securities that will have the lowest possible correlation to each other and generally a lower volatility than the Bloomberg Emerging Markets Large & Mid Cap Net Return Index. Securities are bought or sold in relation to their relative diversification benefits within the Fund’s portfolio. A security will be removed from the portfolio when the portfolio managers believe it no longer provides a benefit in terms of diversification relative to the other securities in the Fund’s portfolio. Conversely, a new security will be added to the Fund’s portfolio when the portfolio managers believe it presents a meaningful diversification benefit.

The “Country, Industry and Market Sector Risk” principal risk in the “Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings” section of the Prospectus is revised as follows:

●	Country, Industry and Market Sector Risk: The Fund may significantly overweight or underweight, relative to the Bloomberg Emerging Markets Large & Mid Cap Net Return Index (the Fund’s benchmark index), certain countries, companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE